UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2023

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PSYCHEMEDICS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-13738	58-1701987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

289 Great Road

Acton, Massachusetts 01720

(Address of Principal Executive Offices) (Zip Code)

(978) 206-8220

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.005 par value	PMD	The NASDAQ Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       (c)        On November 27, 2023, the Psychemedics Corporation (the “Company”) appointed Daniella Mehalik as Vice President – Finance and as Treasurer of the Company.  In such capacity Ms. Mehalik, age 33, will serve as the Company’s principal financial and accounting officer and will be responsible for all internal and external financial reporting activities, as well as the Company’s financial analysis and planning activities.  She will report directly to the CEO.  Ms. Mehalik has over 10 years of finance and accounting experience.  Most recently, since 2021, she served as Controller at NeuBase Therapeutics, Inc. (Nasdaq: NBSE), a genetic medicine platform company. From 2019 to 2021 she served as Controller for DxTx Medical Inc., of Pittsburgh, Pennsylvania, a medical device manufacturer of specialized accessories for medical radiology applications. From 2018 to 2019 she served as Audit Team Leader at Arconic Corporation (NYSE: ARNC), an industrial company specializing in lightweight metals engineering and manufacturing.  Prior to her controllership roles in the biotechnology and medical device industries, she spent several years in private and public accounting focusing on manufacturing and industrial engineering industries. She received a Bachelor’s degree in Business, Accounting, and Forensic accounting from Carlow University and a Master of Science Degree in Fraud and Forensic Accounting from Carlow University.

       (e)        In connection with Ms. Mehalik’s appointment, the Company and Ms. Mehalik have entered into a written employment agreement (the “Employment Agreement”) pursuant to which Ms. Mehalik will serve as an at-will employee with the following compensation terms: (a)  a base salary of $205,000; (b) an annual bonus target of 25% of base salary, with the annual bonus for 2024 of not less than 10% of base salary ($20,500) to be guaranteed, subject to certain conditions; and (c) a signing bonus of $10,000, subject to certain conditions.

       The foregoing description of the Employment Agreement with Ms. Mehalik is a summary and is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

       The Company issued a press release on November 27, 2023 announcing the hiring of Ms. Mehalik. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

       Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the presentation attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement with Daniella Mehalik dated November 27, 2023
99.1	Press Release dated November 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Date: November 27, 2023	By:	/s/ Brian Hullinger
Brian Hullinger
President and Chief Executive Officer